EXHIBIT 12.(b)

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports of The Hillman Fund (the "Fund") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended March 31, 2017 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 1, 2017	By:	/s/ Mark A. Hillman
Mark A. Hillman President and Principal Executive Officer Hillman Capital Management Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports of The Hillman Fund (the "Fund") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended March 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 8, 2017	By:	/s/ C. Frank Watson, III
C. Frank Watson III Treasurer and Principal Financial Officer Hillman Capital Management Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.   This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.